Organization and Reorganization	12 Months Ended
Dec. 31, 2020
Organization and Reorganization
Organization and Reorganization

1.    Organization and Reorganization

TuanChe Limited (the “Company”) was incorporated in the Cayman Islands on September 28, 2012. The Company is a holding company and conducts its business mainly through its subsidiaries, variable interest entities ("VIEs") and subsidiaries of VIEs (collectively referred to as the "Group"). The Group is primarily engaged in the operation of providing auto shows, special promotion events services, virtual dealership, online marketing services and other related businesses in the People’s Republic of China (the "PRC" or "China"). The Group commenced its auto shows business from the fourth quarter of 2016. The Group decided to discontinue the electric vehicle sales facilitation business in December 2017. In June 2018, the Group commenced its virtual dealership business, marketing information services and demand-side platform services. In January 2019, the Group commenced its special promotion events business. In October 2019, the Group commenced its referral services in collaboration with a commercial bank. In the first quarter of 2020, the Group acquired Longye International Limited (“Longye”) and commenced a subscription and support service, and it also commenced its live streaming promotion events services and customer referral services.

As of December 31, 2020, the Company's major subsidiaries, major VIEs and major subsidiaries of VIEs are as follows:

	Place and	Percentage of
	year of	direct or indirect
Major Subsidiaries	incorporation	economic ownership	Principal activities
TuanChe Information Limited (“TuanChe Information”)	Hong Kong, PRC 2012	100	Investment holding
TuanYuan Internet Technology (Beijing) Co., Ltd. (“TuanYuan”)	Beijing, PRC 2013	100	Technical support and consulting services, auto shows, special promotion events, virtual dealership, online marketing services
Longye International Limited (“Longye”)*	Cayman Islands 2018	100	Investment holding
Long Ye Information Technology Limited*	Hong Kong, PRC 2018	100	Investment holding
Beijing Sangu Maolu Information Technology Co., Ltd. (“Sangu Maolu”)*	Beijing, PRC 2019	100	Technical support and consulting services
Chema Technology (Beijing) Co., Ltd. (“Chema”)	Beijing, PRC 2018	100	Technical support and consulting services

	Place and	Percentage of
	year of	direct or indirect
Major VIEs	incorporation	economic ownership	Principal activities
TuanChe Internet Information Service (Beijing) Co., Ltd. (“TuanChe Internet”)	Beijing, PRC 2012	100	Auto shows, special promotion events, online marketing services
Best Cars Limited (“Best Cars”)	British Virgin Islands, 2018	100	Holding of ordinary shares for restricted share awards
Shenzhen Drive New Media Co., Ltd. (“Drive New Media”)*	Shenzhen, PRC 2013	100	Subscription and support services
Beijing Internet Drive Technology Co., Ltd. (“Internet Drive Technology”)*	Beijing, PRC 2018	100	Technical support and consulting services
Tansuojixian Technology (Beijing) Co., Ltd. (“Tansuojixian”)	Beijing, PRC 2018	100	Technical support and consulting services

	Place and	Percentage of
	year of	direct or indirect
Major subsidiaries of VIEs	incorporation	economic ownership	Principal activities
TuanChe (Beijing) Automobile Sales Service Co., Ltd. (“TuanChe Automobile”)	Beijing, PRC 2015	100	Virtual dealership services
Beijing GuoHeng Chuangxin Automobile Sales & Service Co., Ltd. (“GuoHeng Chuangxin”)	Beijing, PRC 2016	100	Remain dormant
Tengzhou GuoChuang Automobile Sales & Service Co., Ltd. (“GuoChuang Automobile”)	Shandong, PRC 2016	100	Remain dormant
Tianjin Hengyuan Chuangxin Automobile Sales & Service Co., Ltd. (“Tianjin Hengyuan”)	Tianjin, PRC 2016	100	Remain dormant

* On January 13, 2020, the Company completed the acquisition of Longye. Please refer to Note 24 for more details on the disclosure of this acquisition.

History of the Group

Reorganization

The Group commenced operations through TuanChe Internet, a PRC company established by several PRC citizens in May 2012. TuanChe Internet holds an Internet Content Provider (“ICP”) license to operate Tuanche.com that provides internet information services to automobile manufacturers, car dealers and consumers.

The Company was incorporated in the Cayman Islands in September 2012. The Company established TuanYuan in January 2013 to control TuanChe Internet through contractual arrangements and TuanChe Internet became a VIE of the Group (the “Reorganization”). These arrangements were accounted for as a reorganization and the historical financial statements were presented on a carryover basis.

Discontinued operations

On December 10, 2017, pursuant to the resolution of the shareholders and board of directors of the Company, management decided to discontinue its electric vehicle sales facilitation business (the “Discontinued Business”). On June 30, 2018, the Company completed the disposal of the Discontinued Business. Refer to Note 3 for details of discontinued operations.

Initial Public Offering

On November 20, 2018, the Company completed its initial public offering (“IPO”) on the NASDAQ Global Market in the United States of America. In this offering, 2,600,000 American Depositary Shares (“ADSs”), representing 10,400,000 Class A ordinary shares, were issued and sold to the public at a price of US$7.80 per ADS. The net proceeds to the Company from the IPO, after deducting commissions and offering expenses, were approximately US$15.0 million (RMB103.4 million).

Contractual arrangements with VIEs

PRC laws and regulations place certain restrictions on foreign investment in value-added telecommunication service businesses. The Group conduct operations in the PRC principally through TuanChe Internet, Drive New Media, Internet Drive Technology and Tansuojixian, which are variable interest entities, or VIEs, and their subsidiaries, collectively referred to as consolidated affiliated entities. The Group have entered into a series of contractual arrangements, through TuanYuan, Sangu Maolu or Chema (as applicable), or its WFOEs, with each of its VIEs and their respective shareholders, respectively.

The contractual arrangements, as described in more detail below, collectively allow the Group to:

•	exercise effective control over each of consolidated affiliated entities;
•	receive substantially all of the economic benefits of consolidated affiliated entities; and
•	have an exclusive call option to purchase all or part of the equity interests in and/or assets of each of VIEs when and to the extent permitted by PRC laws.

As a result of these contractual arrangements, the Company is the primary beneficiary of VIEs and subsidiaries of VIEs, and, therefore, has consolidated the financial results of VIEs and subsidiaries of VIEs in its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Below is a summary of the currently effective contractual arrangements by and among our VIEs, WFOEs and their respective shareholders.

Exclusive Business Cooperation Agreement

Pursuant to the exclusive business cooperation agreement between each of its VIEs and the applicable WFOE, the respective WFOE has the exclusive right to provide or designate any third party to provide, among other things, comprehensive business support, technical support and consulting services to VIEs. In exchange, VIEs pay service fees to the respective WFOE in an amount determined at such WFOE’s discretion. Without the prior written consent of the applicable WFOE, VIEs cannot accept any consulting and/or services provided by or establish similar cooperation relationship with any third party. Such WFOE owns the exclusive intellectual property rights created as a result of the performance of this agreement. The agreement shall remain effective unless unilaterally terminated by such WFOE with a written notice or pursuant to other provisions of the agreement, whereas VIEs do not have any right to unilaterally terminate the exclusive business cooperation agreement.

Exclusive Call Option Agreement

Under the exclusive call option agreement among the applicable WFOE, each of its VIEs and their respective shareholders, each of the shareholders of VIEs irrevocably granted such WFOE a right to purchase, or designate a third party to purchase, all or any part of their equity interests in VIEs at a purchase price equal to the lowest price permissible by the then-applicable PRC laws and regulations at such WFOE’s sole and absolute discretion to the extent permitted by PRC law. The shareholders of VIEs shall promptly give all considerations they received from the exercise of the options to WFOEs (as applicable). Without the applicable WFOE’s prior written consent, VIEs and their respective shareholders shall not enter into any major contract except for those entered in the daily business operations. Without the applicable WFOE’s prior written consent, VIEs and their respective shareholders shall not sell, transfer, license or otherwise dispose of any of VIEs’ assets or allow any encumbrance of any assets. VIEs shall not be dissolved or liquidated without the written consent by the applicable WFOE. This agreement shall remain in effect and VIEs do not have any right to unilaterally terminate the exclusive call option agreement.

Equity Pledge Agreement

Under the equity interest pledge agreement among the applicable WFOE, each of VIEs and their respective shareholders, VIEs’ shareholders pledged all of their equity of VIEs to WFOEs as security for performance of the obligations of VIEs and their respective shareholders under the exclusive call option agreement, the exclusive business cooperation agreement and the powers of attorney. If any of the specified events of default occurs, the respective WFOE may exercise the right to enforce the pledge immediately. Such WFOE may transfer all or any of its rights and obligations under the equity pledge agreement to its designee(s) at any time. The equity pledge agreement is binding on VIEs’ shareholders and their successors. The equity pledge agreement shall remain in effect and VIEs do not have any right to unilaterally terminate the equity interest pledge agreement.

Powers of Attorney

Pursuant to the powers of attorney executed by the shareholders of VIEs, each of them irrevocably authorized the applicable WFOE to act on their respective behalf as exclusive agent and attorney, with respect to all rights of shareholders concerning all the equity interest held by each of them in VIEs, including but not limited to the right to attend shareholder meetings on behalf of such shareholder, the right to exercise all shareholder rights and the voting rights (including the right to sell, transfer, pledge and dispose of all or a portion of the equity interests held by such shareholder), and the right to appoint legal representatives, directors, supervisors and chief executive officers and other senior management.

Spousal Consent Letters

Pursuant to the spousal consent letters, each of the spouses of the individual shareholders of VIEs unconditionally and irrevocably agrees that the equity interest in VIEs held by and registered in the name of his or her respective spouse will be disposed of pursuant to the relevant equity pledge agreement, the exclusive call option agreement and the powers of attorney. In addition, each of them agrees not to assert any rights over the equity interest in VIEs held by his or her respective spouse. In addition, in the event that any of them obtains any equity interest in VIEs held by his or her respective spouse for any reason, such spouse agrees to be bound by similar obligations and agreed to enter into similar contractual arrangements.

Risks in relation to the VIE structure

In May 2018, Best Cars Limited (“Best Cars”), a British Virgin Islands (“BVI”) incorporated company and a consolidated variable interest entity of the Group, was established by its shareholders to facilitate the adoption of the Company’s employee stock incentive plans. The Company entered into an agreement with Best Cars and its shareholder in which provides the Company with effective control over Best Cars and enables the Company to obtain substantially all of the economic benefits arising from Best Cars. As of December 31, 2019 and 2020, Best Cars held 38,723,321 and 38,723,321 Class A ordinary shares of the Company, respectively.

A significant part of the Company's business is conducted through the VIEs of the Group, of which the Company is the ultimate primary beneficiary. In the opinion of management, the contractual arrangements with the VIEs and the nominee shareholders are in compliance with PRC laws and regulations and are legally binding and enforceable. The nominee shareholders are also shareholders of the Group and have indicated they will not act contrary to the contractual arrangements. However, there are substantial uncertainties regarding the interpretation and application of PRC laws and regulations including those that govern the contractual arrangements, which could limit the Group's ability to enforce these contractual arrangements and if the nominee shareholders of the VIEs were to reduce their interests in the Group, their interest may diverge from that of the Group and that may potentially increase the risk that they would seek to act contrary to the contractual arrangements.

In January 2015, the Ministry of Commerce ("MOFCOM"), released for public comment a proposed PRC law, the Draft Foreign Investment Enterprises ("FIE") Law, that appears to include VIEs within the scope of entities that could be considered to be FIEs, that would be subject to restrictions under existing PRC law on foreign investment in certain categories of industry. Specifically, the Draft FIE Law introduces the concept of "actual control" for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership or equity, the Draft FIE Law includes control through contractual arrangements within the definition of "actual control". On March 15, 2019, the National People’s Congress adopted the Foreign Investment Law of the PRC, which became effective on January 1, 2020 and replaced three laws regulating foreign investment in China, namely, the Wholly Foreign-Invested Enterprise Law of the PRC, the Sino-Foreign Cooperative Joint Venture Enterprise Law of the PRC and the Sino-Foreign Equity Joint Venture Enterprise Law of the PRC, together with their implementation rules and ancillary regulations. On December 26, 2019, the State Council issued the Regulations on Implementing the Foreign Investment Law of the PRC, which came into effect on January 1, 2020, and replaced the Regulations on Implementing the Sino-Foreign Equity Joint Venture Enterprise Law, Provisional Regulations on the Duration of Sino-Foreign Equity Joint Venture Enterprise Law, the Regulations on Implementing the Wholly Foreign-Invested Enterprise Law , and the Regulations on Implementing the Sino-Foreign Cooperative Joint Venture Enterprise Law. The Foreign Investment Law of the PRC embodies an expected PRC regulatory trend to rationalize its foreign investment regulatory regime in line with prevailing international practice and the legislative efforts to unify the corporate legal requirements for both foreign and domestic investments. Under the Foreign Investment Law of the PRC, VIEs that are controlled via contractual arrangement would not be absolutely deemed as Foreign-Invested Enterprises, or FIEs. Therefore, the current legal status of Contractual Arrangement as a whole and each of the agreements comprising the Contractual Arrangement will not be materially affected by the Foreign Investment Law of the PRC and its implementing regulations. However, since it is relatively new, uncertainties still exist in relation to its interpretation and implementation. For example, the Foreign Investment Law of the PRC adds a catch-all clause to the definition of “foreign investment” so that foreign investment, by its definition, includes “investments made by foreign investors in China through other means defined by other laws or administrative regulations or provisions promulgated by the State Council” without further elaboration on the meaning of “other means.” It leaves leeway for the future legislations promulgated by the State Council to provide for contractual arrangements as a form of foreign investment. It is therefore uncertain whether the Group’s corporate structure will be seen as violating the foreign investment rules as the Group is currently leverage the contractual arrangement to operate certain businesses in which foreign investors are prohibited from or restricted to investing. Furthermore, if future legislations prescribed by the State Council mandate further actions to be taken by companies with respect to existing contractual arrangement, the Group may face substantial uncertainties as to whether the Group can complete such actions in a timely manner, or at all. If the Group fails to take appropriate and timely measures to comply with any of these or similar regulatory compliance requirements, the Group’s current corporate structure, corporate governance and business operations could be materially and adversely affected.

The Company's ability to control the VIEs also depends on the Power of Attorney the shareholders has to vote on all matters requiring shareholder approval in the VIEs. As noted above, the Company believes these Power of Attorney are legally enforceable but may not be as effective as direct equity ownership.

In addition, if the Group's corporate structure or the contractual arrangements with the VIEs were found to be in violation of any existing or future PRC laws and regulations, the PRC regulatory authorities could, within their respective jurisdictions:

•	revoke the Group's business and operating licenses
•	require the Group to discontinue or restrict its operations;
•	restrict the Group's right to collect revenues;
•	block the Group's websites;
•	require the Group to restructure the operations, re-apply for the necessary licenses or relocate the Group's businesses, staff and assets;
•	impose additional conditions or requirements with which the Group may not be able to comply; or
•	take other regulatory or enforcement actions against the Group that could be harmful to the Group's business.

The imposition of any of these restrictions or actions could result in a material adverse effect on the Group's ability to conduct its business. In such case, the Group may not be able to operate or control the VIEs, which may result in deconsolidation of the VIEs in the Group's consolidated financial statements. In the opinion of the Company’s management, the likelihood for the Group to lose such ability is remote based on current facts and circumstances. The Group believes that the contractual arrangements among each of the VIEs, their respective shareholders and relevant wholly foreign owned enterprise are in compliance with PRC law and are legally enforceable. The Group's operations depend on the VIEs to honor their contractual arrangements with the Group. These contractual arrangements are governed by PRC law and disputes arising out of these agreements are expected to be decided by arbitration in the PRC. Management believes that each of the contractual arrangements constitutes valid and legally binding obligations of each party to such contractual arrangements under PRC laws. However, the interpretation and implementation of the laws and regulations in the PRC and their application on the legality, binding effect and enforceability of contracts are subject to the discretion of competent PRC authorities, and therefore there is no assurance that relevant PRC authorities will take the same position as the Group herein in respect of the legality, binding effect and enforceability of each of the contractual arrangements. Meanwhile, since the PRC legal system continues to evolve, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involve uncertainties, which may limit legal protections available to the Group to enforce the contractual arrangements should the VIEs or the nominee shareholders of the VIEs fail to perform their obligations under those arrangements.

The following combined financial information of the Group's VIEs as of December 31, 2019 and 2020 and for the years ended December 31, 2018, 2019 and 2020 were included in the accompanying consolidated financial statements of the Group as follows:

	As of December 31,	As of December 31,
	2019	2020
	RMB	RMB
ASSETS
Current assets:
Cash and cash equivalents	13,136	20,178
Accounts receivable, net	6,834	9,803
Prepayments and other current assets	17,092	8,329
Amount due from the subsidiaries of the Group	11,197	73,036
Total current assets	48,259	111,346
Non-current assets:
Property, equipment and software, net	313	578
Operating lease right-of-use assets, net	—	2,003
Long-term investments	7,874	8,949
Total non-current assets	8,187	11,530
TOTAL ASSETS	56,446	122,876
Current liabilities:
Accounts payable	3,624	3,827
Advance from customers	2,677	4,649
Salary and welfare benefits payable	29,970	31,115
Other taxes payable	12,412	12,860
Short-term operating lease liabilities	—	1,025
Current portion of deferred revenue	—	4,054
Other current liabilities	800	8,795
Amount due to the subsidiaries of the Group	183,674	210,102
Total current liabilities	233,157	276,427
Non-current liabilities:
Non-current portion of deferred revenue	—	185
Long-term operating lease liabilities	—	978
Total non-current liabilities	—	1,163
TOTAL LIABILITIES	233,157	277,590

	For the year ended
	December 31,	December 31,	December 31,
	2018	2019	2020
	RMB	RMB	RMB
Net revenues	329,788	144,115	104,819
Net (loss)/profit from continuing operations	(34,674)	7,450	(3,462)
Net (loss)/profit from discontinued operations	(3,612)	—	—
Net (loss)/profit	(38,286)	7,450	(3,462)

	For the year ended
	December 31,	December 31,	December 31,
	2018	2019	2020
	RMB	RMB	RMB
Net cash generated from/(used in) operating activities	24,144	(6,612)	(4,945)
Net cash (used in)/generated from investing activities	(50)	(5,418)	12,050
Net cash used in financing activities	(31,138)	—	(63)
Net (decrease)/increase in cash and cash equivalent	(7,044)	(12,030)	7,042

In accordance with various contractual agreements, the Company has the power to direct the activities of the VIEs and subsidiaries of VIEs and can have assets transferred out of the VIEs. Therefore, the Company considers that there are no assets in the respective VIEs that can be used only to settle obligations of the respective VIEs, except for the registered capital of the VIEs amounting to approximately RMB10.0 million and RMB40.1 million as of December 31, 2019 and 2020, respectively. As the respective VIEs are incorporated as limited liability companies under the PRC Company Law, creditors do not have recourse to the general credit of the Company for the liabilities of the respective VIEs. There is currently no contractual arrangement that would require the Company to provide additional financial support to the VIEs. As the Group is conducting certain businesses in the PRC through the VIEs, the Group may provide additional financial support on a discretionary basis in the future, which could expose the Group to a loss.

There is no VIE in the Group where the Company or any subsidiary has a variable interest but is not the primary beneficiary.

Liquidity and COVID-19 pandemic

The Group has incurred recurring operating losses since its inception, including net losses of RMB78.7 million, RMB251.3 million and RMB163.5 million for the years ended December 31, 2018, 2019 and 2020, respectively. Net cash used in operating activities was RMB53.3 million, RMB161.8 million and RMB88.9 million for the years ended December 31, 2018, 2019 and 2020, respectively. Accumulated deficit was RMB718.7 million and RMB881.7 million as of December 31, 2019 and 2020, respectively. As of December 31, 2020, the Company had cash and cash equivalents of RMB109.9 million (US$16.8 million) and time deposits of RMB45.7 million (US$7.0 million), collectively RMB155.6 million (US$23.8 million). The COVID-19 pandemic negatively impacted the Group’s business operations for the year ended December 31, 2020 and has continued to impact the Group’s results of operations and cash flows due to the slow recovery in the subsequent periods.

Historically, the Group has relied principally on both operational sources of cash and non-operational sources of financing from investors to fund its operations and business development. The Group's ability to continue as a going concern is dependent on management's ability to successfully execute its business plan which includes future business expansion, continued diversification of its service offerings to include online auto shows, controlling operating costs and optimizing operational efficiency to improve the Group’s cash flow from operations, and responding to the development of the COVID-19 pandemic. In response to the impact of COVID-19, in 2020, the Group implemented measures to adjust the pace of its operation expansion and conserve resources such as furlough arrangements, scaling back the Group’s recruitment budget and employee size to control its operating expenses and reduce cash used in operating activities. With the easing of COVID-19 pandemic and the relaxation of the related precautionary government-imposed quarantine measures, the Group is gradually resuming its daily business operation and recruitment pace. However, regional outbreaks of COVID-19 pandemic may still impact the Group’s business, result of operations, financial condition and liquidity, and the Group will have to resort to additional costs cutting measures including re-implementation of furlough arrangements if the outbreak of COVID-19 and its impact persist or escalate. Furthermore, as the business operations of the Group’s industry customers have also been severely disrupted, the Group continues to experience delays in collecting its accounts receivable since the COVID-19 outbreak, which could materially and adversely affect its liquidity.

Based on management’s liquidity assessment which considers the Group’s operations at the current business scale, its plan to closely monitor the pace of its operational expansion, control of its operating costs and optimizing operational efficiency to reduce net cash used in operating activities, and taking into consideration uncertainties surrounding the COVID-19 pandemic in the PRC, the Group believes that the cash and cash equivalents and time deposits currently on hand are sufficient to meet the cash requirements to fund planned operations and other commitments for at least the next twelve months from the date of the issuance of the consolidated financial statements. The Group's consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.

The Group continues to explore opportunities to grow its business. However, it has not yet achieved a business scale that is able to generate a sufficient level of revenues to achieve net profit and positive cash flows from operating activities, and the Group expects the operating losses and negative cash flows from operations will continue for the foreseeable future. While the Group has sufficient cash for the next twelve months from the date of this annual report, if it is unable to grow the business to achieve economies of scale in the future, it will become even more difficult for the Group to sustain a sufficient source of cash to cover its operating costs. The Group plans to raise additional capital, including among others, obtaining debt financing, to support its future operation. There can be no assurance, however, that the Group will be able to obtain additional financing on terms acceptable to the Group, in a timely manner, or at all.